UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange act 1934

October 24, 2012

(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

(Address of principal executive offices)

(330) 868-7701

(Issuer’s telephone number)

N/A

(Former name of former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Consumers Bancorp, Inc. held its Annual Meeting of Shareholders on October 24, 2012, for the following purposes: 1) to elect three directors, each to serve a three year term expiring in 2015; and 2) to transact such other business as would properly come before the meeting.

Shareholders elected three Class III Directors, consisting of John P. Furey, Thomas M. Kishman and Ralph J. Lober, II to serve a term ending in 2015. Results of shareholder voting for the election of Directors were as follows:

	John P.	Thomas M.	Ralph J.
	Furey	Kishman	Lober, II
For	1,315,587	1,317,409	1,315,810
Withheld	2,119	297	1,896
Abstentions	-	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: October 26, 2012	/s/ Ralph J. Lober, II
Ralph J. Lober, II President and Chief
Executive Officer